EXHIBIT 10.2

UGI CORPORATION
2004 OMNIBUS EQUITY COMPENSATION PLAN
TERMS AND CONDITIONS
Effective November, 2012

UGI Corporation
2004 Omnibus Equity Compensation Plan
Terms and Conditions
Table of Contents
Stock Options, Performance Units and Stock Units for Employees

1.	Definitions 1

2.	Options 2

3.	Performance Units 3

4.	Stock Units 5

5.	Reduction of Responsibilities 7

6.	Change of Control 7

7.	French Employees 7

8.	Section 409A. 7

9.	Company Policies 7

Stock Options and Stock Units for Non-Employee Directors

1.	Definitions 8

2.	Options 9

3.	Award of Stock Units 10

4.	Events Requiring Redemption of Stock Units 10

5.	Company Policies 12

Exhibit A - Change of Control with Respect to AmeriGas
Exhibit B - Change of Control with Respect to Utilities
Exhibit C - Non-Employee Director Grants

i

UGI Corporation
2004 Omnibus Equity Compensation Plan
Stock Options, Performance Units and Stock Units For Employees
Terms and Conditions
The following Terms and Conditions shall be used for purposes of administering Options, Performance Units and Stock Units granted to Employees under the Plan. The Committee has discretion to modify or deviate from the Terms and Conditions at any time, and in all events the specific terms of the Grant Letter shall control. The defined terms shall have the meanings given those terms in the Plan or in these Terms and Conditions, if not defined in the Plan.
1.DEFINITIONS
Whenever used in these Terms and Conditions for Employees, the following terms will have the meanings set forth below:
(a)    “Account” means a bookkeeping account established on the records of the Company to record Performance Units, Stock Units and Dividend Equivalents credited under the Plan.
(b)    “AmeriGas” means AmeriGas Propane, Inc.
(c)    “Code” means the Internal Revenue Code of 1986, as amended.
(d)    “Disabled” or “Disability” means a long-term disability as defined in the Company’s long-term disability plan applicable to the Participant.
(e)    “Employed by, or provide service to, the Company” shall mean employment or service as an Employee or a Non-Employee Director (so that, for purposes of satisfying conditions with respect to Grants, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee and Non-Employee Director).
(f)    “Good Reason Termination” shall mean a termination of employment initiated by the Participant upon or after a Change of Control upon one or more of the following events:
(i)    a material diminution in the authority, duties or responsibilities held by the Participant immediately prior to the Change of Control;
(ii)    a material diminution in the Participant’s base salary as in effect immediately prior to the Change of Control; or

(iii)    a material change in the geographic location at which the Participant must perform services (which, for purposes of this Agreement, means the Participant is required to report, other than on a temporary basis (less than 12 months), to a location which is more than 50 miles from the participant’s principal place of business immediately before the Change of Control, without the Participant’s express written consent).
Notwithstanding the foregoing, the Participant shall be considered to have a Good Reason Termination only if the Participant provides written notice to the Company, specifying in reasonable detail the events or conditions upon which the Participant is basing such good Reason Termination and the Participant provides such notice within 90 days after the event that gives rise to the Good Reason Termination. Within 30 days after notice has been provided, the Company shall have the opportunity, but shall have no obligation, to cure such events or conditions that give rise to the Good Reason Termination. If the Company does not cure such events or conditions within the 30-day period, the Participant may terminate employment with the Company based on Good Reason Termination within 30 days after the expiration of the cure period.
Notwithstanding the foregoing, if the Participant has in effect a Change in Control Agreement with the Company, the term “Good Reason Termination” shall have the meaning given that term in the Change in Control Agreement.
(g)    “Retirement” means an Employee’s retirement under the Retirement Income Plan for Employees of UGI Utilities, Inc., for Employees covered by that Retirement Income Plan. “Retirement” for other Company Employees means termination of employment after attaining (i) age 55 with ten or more years of service with the Company or (ii) for grants made in November 2012 and thereafter, age 65 with five or more years of service with the Company.
(h)    “Severance Plan” means any severance plan maintained by the Company that is applicable to the Employee.
(i)    “Termination without Cause” means termination of employment for the convenience of the Company for any reason other than (i) misappropriation of funds, (ii) habitual insobriety or substance abuse, (iii) conviction of a crime involving moral turpitude, or (iv) gross negligence in the performance of duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company. The Committee may determine in its sole discretion whether, and under what circumstances, a Participant’s voluntary termination upon a significant reduction in the Participant’s duties and responsibilities will constitute a Termination without Cause for purposes of the Plan.
(j)    “Utilities” means UGI Utilities, Inc.
2.    Options
(a)    Grant of Options. The Committee will select the Employees who shall receive Options, and will determine the number of shares subject to each Option, the Option Price and the other terms of the Options. The terms of each Option shall be set forth in the Grant Letter.

Unless the Committee determines otherwise, no Dividend Equivalents will be granted with respect to Options.
(b)    Exercise and Vesting.
(i)    Except as otherwise specified by the Committee in the Grant Letter, each Option shall become exercisable in equal one-third installments on the first, second and third anniversaries of the Date of Grant. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. No Option will be exercisable on or after the tenth anniversary of the Date of Grant.
(ii)    Except as otherwise specified by the Committee, in the event that a Participant holding an Option ceases to be employed by, or provide service to, the Company, the Options held by such Participant will terminate on the date such Participant ceases such employment or service. However, if a Participant holding an Option ceases to be employed by, or provide service to, the Company by reason of (i) Termination without Cause, (ii) Retirement, (iii) Disability, or (iv) death, the Option held by the Participant will thereafter be exercisable pursuant to the following:
(A)    Termination Without Cause. If a Participant terminates employment or service on account of a Termination without Cause, the Option held by such Participant will thereafter be exercisable only with respect to that number of shares of Stock with respect to which the Option is already exercisable on the date such Participant’s employment or service terminates. Such Option will terminate upon the earlier of the expiration date of the Option or the expiration of the 13-month period commencing on the date the Participant ceases to be employed by, or provide service to, the Company.
(B)    Retirement. If a Participant ceases to be employed by, or provide service to, the Company on account of Retirement, the Option held by such Participant will thereafter become exercisable as if such Participant had continued to be employed by, or provide service to, the Company after the date of such Retirement. The Option shall terminate upon the expiration date of the Option. However, for all Options granted prior to July 26, 2008, and all Options granted to Participants who retire prior to July 26, 2011, the Option held by such Participant may be exercised at any time prior to the earlier of the expiration date of the Option or the expiration of the 36-month period following the Participant’s Retirement.
(C)    Disability. If a Participant ceases to be employed by, or provide service to, the Company by reason of Disability, the Option held by such Participant will thereafter become exercisable as if such Participant had continued to provide service to the Company for 36 months after the date of such termination of employment or service. The Option will terminate upon the earlier of the expiration date of the Option or the expiration of such 36-month period.
(D)    Death. In the event of the death of a Participant while employed by, or providing service to, the Company, the Option held by such Participant will be fully and immediately exercisable and may be exercised at any time prior to the earlier of the expiration date of the Option or the expiration of the 12-month period following the Participant’s death. Death of a Participant after the Participant has ceased to be employed by, or provide service to, the Company will not affect the otherwise applicable period for vesting and exercise of the Option determined pursuant to subsections (A), (B) or (C) above. After a Participant’s death, the Participant’s Option may be exercised by the Participant’s estate.
(c)    Payment. An Option may be exercised, and the Option Price paid, in any method permitted by the Plan.
(d)    Change of Control. Outstanding Options granted before November, 2012 shall become fully vested upon a Change of Control. Outstanding Options granted in November 2012 and thereafter shall vest upon Termination without Cause or Good Reason Termination upon, or during a specified period after, a Change of Control as described in the Grant Letter (“double trigger” vesting).
3.    Performance Units
(a)    Grant of Performance Units. The Committee will select the Employees who will receive Performance Units and will determine the number of shares subject to Performance Units and the terms of the Performance Units. Unless the Committee determines otherwise, Dividend Equivalents will be granted with respect to Performance Units. The Committee shall specify in the Grant Letter for Performance Units the terms and conditions of the Performance Units and the applicable restrictions and performance goals, including the objective goals, employment requirements, period during which the Performance Units shall be subject to restrictions and other conditions of the Grant.
(b)    Terms. The Committee will establish performance goals and terms for Performance Units in accordance with Section 13 of the Plan. The Committee will establish appropriate threshold, Target Amount and maximum payments to be made with respect to the Performance Units.
(c)    Requirements of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Company during the applicable period specified in the Grant Letter, all of the Participant’s the Performance Units will terminate. However, if a Participant holding Performance Units ceases to be employed by, or provide service to, the Company by reason of Retirement, Disability, or death, the restrictions on Performance Units held by the Participant will lapse pursuant to the following:
(i)    If a Participant terminates employment or service on account of Retirement, Disability or death, the restrictions on a pro-rata portion of the Participant’s outstanding Performance Units will lapse at the end of the restriction period set forth in the Grant Letter, if the performance goals and all requirements of the Grant Letter (other than continued employment) are met. The prorated portion will be determined, for each Performance Unit, as the amount that would otherwise be paid according to the terms of the Performance Unit, based on achievement of the performance goals, multiplied by a fraction, the numerator of which is the number of years during the restriction period in which the Participant has been employed by, or provided service to, the Company and the denominator of which is the number of years in the entire restriction period applicable to such Performance Units. For purposes of the proration calculation, the year in which the Participant’s Retirement, Disability, or death occurs will be counted as a full year.
(ii)    In the event of Retirement, Disability or death, the prorated portion of the Performance Units shall be paid at the date specified for payment of the Performance Units in the Grant Letter, or at an earlier date determined by the Committee in the Grant Letter.
(d)    Payment of Performance Units. If the Committee determines that the conditions to payment of the Performance Units have been met, the Company shall pay to the Participant, within 2½ months after the end of the restriction period, (i) shares of Stock or cash, or a combination of the two, as the Committee determines, equal to the amount to be paid according to achievement of the performance goals, up to the target award specified in the Participant’s Grant Letter and (ii) cash in an amount equal to the Fair Market Value of the shares of Stock underlying the Performance Units for any amounts payable in excess of the target amount specified by the Committee for the Performance Units.
(e)    Coordination with Severance Plan. Notwithstanding any other provisions of these Terms and Conditions, if a Participant receives severance benefits under a Severance Plan, the terms of which require that severance compensation payable under the Severance Plan be reduced by benefits payable under this Plan, any amount payable to the Participant under Performance Units and Dividend Equivalents after the Participant’s termination of employment shall be reduced by the amount of severance compensation paid to the Participant under the Severance Plan, as required by, and according to the terms of, the Severance Plan, if permitted by section 409A of the Code.
(f)    Dividend Equivalents with Respect to Performance Units. Dividend Equivalents, if granted, shall accrue with respect to Performance Units and shall be payable subject to the same performance goals and terms as the Performance Units to which they relate. Dividend Equivalents shall be credited with respect to Performance Units from the Date of Grant until the date on which the Performance Units are paid. If and to the extent that the underlying Performance Units are forfeited, all related Dividend Equivalents shall also be forfeited.
(g)    Accounts. While Performance Units are outstanding, the Company will keep records in an Account for each Participant who holds Performance Units. On each payment date for a dividend paid by UGI on its Stock, the Company shall credit to the Participant’s Account an amount equal to the Dividend Equivalents associated with the Performance Units held by the Participant on the record date for the dividend. No interest will be credited to any such Account. Notwithstanding the foregoing, a Participant may not accrue Dividend Equivalents in excess of $750,000 during any calendar year.
(h)    Payment of Dividend Equivalents. Dividend Equivalents will be paid after the performance goals and other requirements specified in the Grant Letter have been met, at the same time as the underlying Performance Units are paid or as otherwise determined by the

Committee. Dividend Equivalents will be paid in cash, Stock or a combination of the two, as the Committee determines.
(i)    Change of Control. Upon a Change of Control, outstanding Performance Units granted before November 2012, and related Dividend Equivalents shall be paid in cash in an amount equal to the greater of (i) the target amount or (ii) the amount earned as of the date of the Change of Control based on the Company’s achievement of the performance goals as of the Change of Control, as determined by the Committee. If a former Participant is entitled to receive a prorated award for the restriction period pursuant to Section 3(c) above, the award will be the prorated portion of the amount described in the preceding sentence. The Performance Units and Dividend Equivalents shall be paid on the closing date of the Change of Control. Outstanding Performance Units granted in November 2012 and thereafter, and related Dividend Equivalents, shall vest upon Termination without Cause or Good Reason Termination upon, or during a specified period after, a Change of Control as described in the Grant Letter (“double trigger” vesting).
4.    Stock Units
(a)    Grants of Stock Units. The Committee will select the Employees who will receive Stock Units and will determine the number of shares subject to Stock Units and the terms of the Stock Units. Unless the Committee determines otherwise, Dividend Equivalents will be granted with respect to Stock Units. The Committee shall specify in the Participant’s Grant Letter the terms and conditions of the Stock Units and the applicable restrictions, including the period during which the Stock Units will be subject to vesting requirements, if any, and other conditions of the Grant.
(b)    Vesting of Stock Units. Stock Units will vest on such terms as the Committee determines and specifies in the Grant Letter. If the Participant ceases to be employed by, or provide service to the Company, any unvested Stock Units will immediately terminate, except as provided below. The Committee may authorize payment of Stock Units on a prorated or other basis in such circumstances as the Committee deems appropriate, including in the event that a Participant ceases to be employed by, or provide service to, the Company, on account of Retirement, Disability or death.
(c)    Payment of Stock Units. A Participant will receive payment with respect to Stock Units as the Stock Units vest, within 30 business days after the vesting date. Payment shall be made in Stock, in cash or in a combination of the two, as determined by the Committee.
(d)    Coordination with Severance Plan. Notwithstanding any other provisions of these Terms and Conditions, if a Participant receives severance benefits under a Severance Plan, the terms of which require that severance compensation payable under the Severance Plan be reduced by benefits payable under this Plan, any amount payable to the Participant under Stock Units and Dividend Equivalents after the Participant’s termination of employment shall be reduced by the amount of severance compensation paid to the Participant under the Severance Plan, as required by, and according to the terms of, the Severance Plan, if permitted by section 409A of the Code.

(e)    Dividend Equivalents with Respect to Stock Units. Dividend Equivalents, if granted, shall accrue with respect to Stock Units and shall be payable subject to the same terms as the Stock Units to which they relate. Dividend Equivalents shall be credited with respect to Stock Units from the Date of Grant until the date on which the Stock Units are paid. If the underlying Stock Units are forfeited, all related Dividend Equivalents shall also be forfeited.
(f)    Accounts. While Stock Units are outstanding, the Company will keep records in an Account for each Participant who holds Stock Units. On each payment date for a dividend paid by UGI on its Stock, the Company shall credit to the Participant’s Account an amount equal to the Dividend Equivalents associated with the Stock Units held by the Participant on the record date for the dividend. No interest will be credited to any such Account. Notwithstanding the foregoing, a Participant may not accrue Dividend Equivalents in excess of $750,000 during any calendar year.
(g)    Payment of Dividend Equivalents. Dividend Equivalents will be paid after the vesting and other requirements specified in the Grant Letter have been met, at the same time as the underlying Stock Units are paid or as otherwise determined by the Committee. Dividend Equivalents will be paid in cash, Stock or a combination of the two, as the Committee determines.
(h)    Change of Control. Outstanding Stock Units granted before November, 2012 shall become fully vested upon a Change of Control and shall be paid in cash on the closing date of the Change of Control, and related Dividend Equivalents shall become fully vested and paid when the underlying Stock Units are paid. Notwithstanding the foregoing, if the Stock Units are subject to section 409A of the Code, the Stock Units shall be paid upon a Change of Control only if the transaction constituting a Change of Control is also a change in control event under section 409A of the Code (“409A Change in Control Event”). If the transaction constituting a Change of Control does not constitute a 409A Change in Control Event, the outstanding Stock Units will vest upon the Change of Control, and any outstanding Stock Units that are subject to section 409A will be paid in cash (based on the value of the Stock Units on the payment date as determined by the Committee) within 30 days after the first to occur of (i) the vesting date set forth in the Participant’s Grant Letter or (ii) the Participant’s termination of employment or service (subject to the section 409A six-month delay, if applicable). If payment is delayed after the Change of Control, the Committee may provide for the Stock Units to be valued as of the date of the Change of Control and interest to be credited on the amount so determined at a market rate for the period between the Change of Control date and the payment date. Outstanding Stock Units granted in November 2012 and thereafter, and related Dividend Equivalents, shall vest upon Termination without Cause or Good Reason Termination upon, or during a specified period after, a Change of Control as described in the Grant Letter (“double trigger” vesting).

5.    Reduction of Responsibilities
The Committee shall have discretion to adjust a Participant’s Options that are not yet exercisable and a Participant’s outstanding Performance Units and Stock Units, if the Participant’s authority, duties or responsibilities are significantly reduced.
6.    Change of Control
(a)    Authorization. In the event of a Change of Control, the provisions of Sections 2(d), 3(i) and 4(h) above shall apply to Options, Performance Units and Stock Units, and the Committee may take such other actions with respect to outstanding Options as it deems appropriate pursuant to the Plan. The term “Change of Control” shall mean a Change of Control of UGI, as defined in the Plan, except as provided below.
(b)    AmeriGas Employees. For Participants who are employees of AmeriGas, or a subsidiary of AmeriGas, the term “Change of Control” shall mean (i) a Change of Control of UGI, as defined in the Plan, or (ii) one of the events set forth in Exhibit A with respect to AmeriGas.
(c)    Utilities Employees. For Participants who are employees of Utilities or a subsidiary of Utilities, the term “Change of Control” shall mean (i) a Change of Control of UGI as defined in the Plan, or (ii) one of the events set forth on Exhibit B with respect to Utilities.
(d)    Other Subsidiaries. The Committee may determine in a Grant Letter that a sale or other transaction with respect to any other Company subsidiary shall be considered a Change of Control for purposes of the Plan, for Participants who are employees of that subsidiary.
7.    French Employees. The terms of the Sub-Plan for French Employees shall apply to the grant of Options to Employees who are, or may become, subject to taxation on compensation in France.
8.    Section 409A. Performance Units, Stock Units and Dividend Equivalents shall meet the requirements of section 409A of the Code or an exemption from such requirements.
9.    Company Policies. All Shares issued pursuant to an Option, Performance Unit or Stock Unit shall be subject to the UGI Corporation Stock Ownership Policy, if applicable. All Options, Performance Units and Stock Units shall be subject to any applicable clawback and other policies implemented by the Board of Directors of UGI, as in effect from time to time.

UGI Corporation
2004 Omnibus Equity Compensation Plan
Stock Options and Stock Units For Non-Employee Directors
Terms and Conditions
The following Terms and Conditions shall be used for purposes of administering Options and Stock Units granted to Non-Employee Directors under the Plan. The Terms and Conditions were amended and restated to allow Non-Employee Directors to defer their Stock Units to the UGI Corporation 2009 Deferral Plan, effective as of January 1, 2009 and are now further amended. The Committee has discretion to modify or deviate from the Terms and Conditions at any time, and in all events the specific terms of the Grant Letter shall control. The defined terms shall have the meanings given those terms in the Plan or in these Terms and Conditions, if not defined in the Plan.
1.    Definitions
Whenever used in these Terms and Conditions for Non-Employee Directors, the following terms will have the meanings set forth below:
(k)    “Account” means the Company’s record established pursuant to Section 3, which reflects the number of Stock Units and the amount of Dividend Equivalents standing to the credit of a Participant under the Plan.
(l)    “Beneficiary” means the person designated by a Non-Employee Director to receive any benefits payable after the Non-Employee Director’s death. The Company shall provide a form for this purpose. In the event a Non-Employee Director has not filed a Beneficiary designation with the Company or none of the designated Beneficiaries are living at the date of the Non-Employee Director’s death, the Beneficiary shall be the Non-Employee Director’s estate.
(m)     “Committee” means, for purposes of Grants to Non-Employee Directors, the Board or its delegate.
(n)    “Deferral Plan” means the UGI Corporation 2009 Deferral Plan, as amended from time to time.
(o)    “Plan Year” means the calendar year.
(p)    “Retirement” means a Non-Employee Director’s Separation from Service after (1) attaining age 65 with five or more years of service with the Company, or (2) ten or more years of service with the Company.

(q)    “Separates from Service” means the Non-Employee Director's termination of service as a Non-Employee Director and as an Employee of the Company for any reason other than death.
(r)    “Unit Value” means, at any time, the value of each Unit issued under the Plan, which value shall be equal to the Fair Market Value of a share of Stock on such date.
2.    Options
(e)    Grant of Options. The Board shall grant Options annually to Non-Employee Directors in the amounts set forth on the attached Exhibit C, on the fifth business day of each Plan Year. The Option Price will equal the Fair Market Value on the Date of Grant.
(f)    Exercise and Vesting. Except as otherwise specified in the Grant Letter, an Option will be fully and immediately exercisable on the Date of Grant. In the event that any Options are not by their terms immediately exercisable, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. No Option will be exercisable on or after the tenth anniversary of the Date of Grant.
(g)    Separation from Service. Except as otherwise specified by the Committee, each Option, to the extent that it has not previously been exercised, will terminate when the Participant holding such Option Separates from Service. However, if a Participant holding an Option Separates from Service by reason of retirement, disability, or death, the Option held by any such Participant will be fully and immediately exercisable and will thereafter be exercisable pursuant to the following:
(A)    Retirement. If a Participant Separates from Service on account of Retirement, the Option held by such Participant will continue in effect and terminate upon the expiration date of the Option. However, for all Options granted prior to January 1, 2009, and all Options granted to Participants who retire prior to September 27, 2011, the Option held by such Participant may be exercised at any time prior to the earlier of the expiration date of the Option or the expiration of the 36-month period following the Participant’s Retirement.
(2)    Disability. The Committee shall have sole discretion to determine whether or not a Participant is “disabled.” If a Participant is determined to be "disabled" by the Committee, the Option held by such Participant may be exercised at any time prior to the earlier of the expiration date of the Option or the expiration of the 36-month period following the Participant's Separation from Service on account of disability.
(3)    Death. In the event of the death of a Participant while serving as a Non-Employee Director or Employee of the Company, the Option held by such Participant may be exercised at any time prior to the earlier of the expiration date of the Option or the expiration of the 12-month period following the Participant's death. Such Option may be exercised by the Participant’s estate.

(h)    Payment. An Option may be exercised, and the Option Price paid, in any method permitted by the Plan.
3.    Award of Stock Units
(j)    Annual Award of Stock Units. On the fifth business day of each Plan Year, each Non-Employee Director shall receive an award of Stock Units in the amount set forth on the attached Exhibit C. Such Stock Units shall be credited to each Participant's Account as specified in Section 3(c) below. Any Non-Employee Director who becomes a Non-Employee Director after the fifth business day of the Plan Year shall receive, on the date such individual becomes a Non-Employee Director, a pro-rata share of the annual award of Stock Units determined based on the number of calendar quarters during the Plan Year that he or she is expected to serve as a Non-Employee Director. A Non-Employee Director will be deemed to serve for the entire quarter if he or she is a Non-Employee Director on at least one day of the quarter.
(k)    Dividend Equivalents
(i)    Dividend Equivalent to be Credited. From the Date of Grant of each Stock Unit until the Participant’s Account has been fully distributed, on each payment date for a dividend paid by UGI on its Stock, the Company shall credit to each Participant’s Account an amount equal to the Dividend Equivalent associated with the Stock Units held by the Participant on the record date for the dividend.
(ii)    Conversion to Stock Units. On the last day of each Plan Year, the amount of the Dividend Equivalents credited to the Participant’s Account during that Plan Year shall be converted to a number of Stock Units, based on the Unit Value on the last day of the Plan Year. Notwithstanding the foregoing, in the event of a Change of Control or in the event the Non-Employee Director dies or Separates from Service prior to the last day of the Plan Year, as soon as practicable following such event and in no event later than the date on which Stock Units are redeemed in accordance with Section 4, the Company shall convert the amount of the Dividend Equivalents credited to the Participant’s Account as of the date of the Change of Control, death or Separation from Service (the “Conversion Date”) to a number of Stock Units based on the Unit Value on the Conversion Date.
(l)    Accounts. The Company shall keep records to reflect the number of Stock Units and Dividend Equivalents credited to each Non-Employee Director hereunder. Fractional Stock Units shall accumulate in the Participant’s Account and shall be added to fractional Stock Units held in such Account to create whole Stock Units.
(m)    Directors’ Equity Compensation Plan. On and after the Effective Date, Dividend Equivalents shall be credited and paid on all Stock Units that are outstanding under the Directors’ Equity Plan on the Effective Date, on the same terms as described in this Section 3 and Section 4 below. All Units outstanding under the Directors’ Equity Plan on the Effective Date, including accrued Dividend Equivalents, shall be paid according to Section 4 below.

4.    Events Requiring Redemption of Stock Units
The Company shall redeem Stock Units credited to a Participant's Account only at the times and in the manner prescribed by the terms of this Section 4
(a)    Death. In the event a Participant dies, the Company shall redeem all of the Stock Units then credited to the Participant’s Account as of the date of the Participant’s death, based on the Unit Value of the Stock Units credited to the Participants’ Account as of the date of the Participant’s death. An amount equal to 65% of the aggregate Unit Value will be paid in the form of whole Shares (with fractional Shares paid in cash), and the remaining 35% of the aggregate Unit Value will be paid in cash. The redemption amount shall be paid to the Participant’s estate within 60 business days after the Participant’s death.
(b)    Separation from Service. In the event a Participant Separates from Service, the Company shall redeem all of the Stock Units then credited to the Participant's Account as of the date of such Separation from Service, based on the Unit Value of the Stock Units credited to the Participant’s Account as of the date of the Participant’s Separation from Service. An amount equal to 65% of the aggregate Unit Value will be paid in the form of whole Shares (with fractional Shares paid in cash), and the remaining 35% of the aggregate Unit Value will be paid in cash, within 30 business days after the date of the Participant’s Separation from Service.
(c)    Change of Control. In the event of a Change of Control, the Company shall redeem all the Stock Units then credited to the Participant’s Account. The redemption amount shall be paid in cash on the closing date of the Change of Control (except as described below). The amount paid shall equal the product of the number of Stock Units being redeemed multiplied by the Unit Value at the date of the Change of Control. However, in the event that the transaction constituting a Change of Control is not a change in control event under section 409A of the Code, the Participant’s Stock Units shall be redeemed and paid in cash upon Separation from Service or death on the applicable date described in subsection (a) or (b) above (based on the aggregate Unit Value on the date of Separation from Service or death as determined by the Committee), instead of upon the Change of Control pursuant to this subsection (c). If payment is delayed after the Change of Control, pursuant to the preceding sentence, the Committee may provide for the Stock Units to be valued as of the date of the Change of Control and interest to be credited on the amount so determined at a market rate for the period between the Change of Control date and the payment date.
(d)    Effect on Outstanding Stock Units and Dividend Equivalents. The provisions of this Section 4 relating to the medium of payment (i.e., payment in cash or in a combination of cash and Shares) shall apply to all outstanding Stock Units and Dividend Equivalents.
(e)    Section 409A. Stock Units and Dividend Equivalents shall meet the requirements of section 409A of the Internal Revenue Code or an exemption from such requirements. All Stock Units and Dividend Equivalents that were earned and vested as of December 31, 2004 shall be administered in accordance with their terms as in effect on October 3, 2004, except for changes that are not considered “material modifications” under the regulations issued under section 409A of the Internal Revenue Code.

(f)    Deferral Elections. Notwithstanding the foregoing, a Non-Employee Director may make a one-time, irrevocable election to elect to have all of the Non-Employee Director’s Stock Units credited to the Non-Employee Director’s account under the Deferral Plan on the date of the Non-Employee Director’s Separation from Service, in lieu of the redemption and payments described in subsections (a), (b) and (c). If the Non-Employee Director makes a deferral election, the Non-Employee Director’s Stock Units will be credited to the Non-Employee Director’s account under the Deferral Plan at Separation from Service and the amount credited to the Deferral Plan shall be distributed in accordance with the provisions of the Deferral Plan. If the Non-Employee Director makes a deferral election and a Change of Control occurs: (i) subsection (c) above shall apply if the Change of Control occurs before the Non-Employee Director’s Separation from Service and (ii) the terms of the Deferral Plan shall apply if the Change of Control occurs after or simultaneously with the Non-Employee Director’s Separation from Service. An election under this subsection (f) shall be made in writing, on a form and at a time prescribed by the Committee and shall be irrevocable upon submission to the Corporate Secretary.
5.    Company Policies. All Shares issued pursuant to an Option or Stock Unit shall be subject to any applicable policies implemented by the Board of Directors of UGI, as in effect from time to time.

Exhibit A

Change of Control with Respect to AmeriGas
For Participants who are employees of AmeriGas, or a subsidiary of AmeriGas, the term “Change of Control” shall include the events set forth in this Exhibit A with respect to AmeriGas, and the defined terms used in this Exhibit A shall have the following meanings:
1.    “Change of Control” shall include any of the following events:
(A)    Completion by AmeriGas, the Public Partnership or the Operating Partnership of a reorganization, merger or consolidation (a "Propane Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective Beneficial Owners of the AmeriGas voting securities or of the outstanding units of AmeriGas Partners, L.P. ("Outstanding Units") immediately prior to such Propane Business Combination do not, following such Propane Business Combination, Beneficially Own, directly or indirectly, (a) if the entity resulting from such Propane Business Combination is a corporation, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of such corporation in substantially the same proportion as their ownership immediately prior to such Combination of the AmeriGas’ voting securities or the Outstanding Units, as the case may be, or, (b) if the entity resulting from such Propane Business Combination is a partnership, more than fifty percent (50%) of the then outstanding common units of such partnership in substantially the same proportion as their ownership immediately prior to such Propane Business Combination of AmeriGas’ voting securities or the Outstanding Units, as the case may be; or
(B)    (a) Completion of a complete liquidation or dissolution of AmeriGas, the Public Partnership or the Operating Partnership or (b) sale or other disposition of all or substantially all of the assets of AmeriGas, the Public Partnership or the Operating Partnership other than to an entity with respect to which, following such sale or disposition, (I) if such entity is a corporation, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of AmeriGas’ voting securities or of the Outstanding Units, as the case may be, immediately prior to such sale or disposition in substantially the same proportion as their ownership of AmeriGas’ voting securities or of the Outstanding Units, as the case may be, immediately prior to such sale or disposition, or, (II) if such entity is a partnership, more than fifty percent (50%) of the then outstanding common units is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of AmeriGas’ voting securities or of the Outstanding Units, as the case may be, immediately prior to such sale or disposition in substantially the same proportion as their ownership of AmeriGas’ voting securities or of the Outstanding Units immediately prior to such sale or disposition; or
(C)    UGI and the UGI Subsidiaries fail to own more than fifty percent (50%) of the then outstanding general partnership interests of the Public Partnership or the Operating Partnership; or
(D)    UGI and the UGI Subsidiaries fail to own more than fifty percent (50%) of the then outstanding shares of common stock of AmeriGas or more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of AmeriGas entitled to vote generally in the election of directors; or
(E)    AmeriGas is removed as the general partner of the Public Partnership by vote of the limited partners of the Public Partnership, or is removed as the general partner of the Public Partnership or the Operating Partnership as a result of judicial or administrative proceedings involving AmeriGas, the Public Partnership or the Operating Partnership.
2.    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.
3.    A Person shall be deemed the “Beneficial Owner” of any securities: (i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the “Beneficial Owner” of securities tendered pursuant to a tender or exchange offer made by such Person or any of such person’s Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange; (ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of any security under this clause (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to clause (ii) above) or disposing of any securities; provided, however, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.
4.    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
5.    “Operating Partnership” shall mean AmeriGas Propane, L.P.
6.    “Public Partnership” shall mean AmeriGas Partners, L.P.
7.    “Person” shall mean an individual or a corporation, partnership, trust, unincorporated organization, association, or other entity.
8.    “UGI Subsidiary” shall mean any corporation in which UGI directly or indirectly, owns at least a fifty percent (50%) interest or an unincorporated entity of which UGI, as applicable, directly or indirectly, owns at least fifty percent (50%) of the profits or capital interests.

Exhibit B

Change of Control with Respect to Utilities
For Participants who are employees of Utilities, or a subsidiary of Utilities, the term “Change of Control” shall include the events set forth in this Exhibit B with respect to Utilities, and the defined terms set forth used in this Exhibit B, if not defined in the Plan, shall have the following meanings:
1.    “Change of Control” shall include any of the following events:
(A)    UGI and the UGI Subsidiaries fail to own more than fifty percent (50%) of the then outstanding shares of common stock of Utilities or more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of Utilities entitled to vote generally in the election of directors; or
(B)    Completion by Utilities of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective Beneficial Owners of Utilities’ outstanding common stock and voting securities immediately prior to such Business Combination do not, following such Business Combination, Beneficially Own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of Utilities’ outstanding common stock and voting securities, as the case may be; or
(C)    Completion of a complete liquidation or dissolution of the Utilities or sale or other disposition of all or substantially all of the assets of Utilities other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of Utilities’ outstanding common stock and voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of Utilities’ outstanding common stock and voting securities, as the case may be, immediately prior to such sale or disposition.
2.    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.
3.    A Person shall be deemed the “Beneficial Owner” of any securities: (i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire

(whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the “Beneficial Owner” of securities tendered pursuant to a tender or exchange offer made by such Person or any of such person’s Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange; (ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of any security under this clause (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to clause (ii) above) or disposing of any securities; provided, however, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.
4.    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
5.    “Person” shall mean an individual or a corporation, partnership, trust, unincorporated organization, association, or other entity.
6.    “UGI Subsidiary” shall mean any corporation in which UGI directly or indirectly, owns at least a fifty percent (50%) interest or an unincorporated entity of which UGI, as applicable, directly or indirectly, owns at least fifty percent (50%) of the profits or capital interests.

Exhibit C

Non-Employee Director Grants
Options:
8,500 shares
Grant Date: 5th business day of January
Stock Units:
2,800 units
Grant Date: 5th business day of January